UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 27, 2013
Date of Report (Date of earliest event reported)

DIGITAL CINEMA DESTINATIONS CORP.
(Exact name of registrant as specified in its charter)
____________________________

Delaware	333-178648	27-3164577
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 East Broad Street Westfield, New Jersey		07090
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (908) 396-1360

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On June 27, 2013, A. Dale Mayo, the Chairman and Chief Executive Officer of Digital Cinema Destinations Corp. (the “Company”), and Brian Pflug, the Company’s Chief Financial Officer, adopted separate and distinct 10b5-1 plans to purchase shares of the Company’s Class A common stock (bi-monthly for Mr. Mayo and monthly for Mr. Pflug) in the open market at prevailing market prices.  On June 30, 2013, Charles Goldwater, the Company’s Senior Vice President-Operations, also adopted a separate and distinct 10b5-1 plan for monthly purchases of the Company’s Class A common stock.  Each plan was established in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934 and the Company’s policies regarding stock transactions.

Rule 10b5-1 permits insiders to implement written, pre-arranged stock trading plans when they are not in possession of material non-public information.  These plans establish predetermined trading parameters that do not permit the person adopting the plan to exercise any subsequent influence over how, when, or whether to effect trades.  Using these plans, insiders can spread stock trades out over an extended period of time to reduce market impact and avoid concerns about transactions occurring at a time when they might possess inside information.

Under the terms of Mr. Mayo’s Rule 10b5-1 trading plan, he intends to purchase up to 7,200 shares of Class A common stock over a period commencing August 1, 2013 and ending July 31, 2014 (the “Period”).  Mr. Mayo currently owns of record and beneficially, 865,000 shares of the Company’s Class B common stock and 5,000 shares of the Class A common stock.  If he completes all planned purchases under the trading plan, he will increase his record and beneficial ownership of Class A common stock to 12,500 shares.

Under the terms of Mr. Pflug’s Rule 10b5-1 trading plan, he intends to purchase up to 1,200 shares of Class A common stock over the Period. Mr. Pflug currently owns of record and beneficially 38,334 shares of the Company’s Class A common stock. If he completes all planned purchases under the trading plan, he will increase his record and beneficial ownership of Class A common stock to 39,534 shares.

Under the terms of Mr. Goldwater’s Rule 10b5-1 trading plan, he intends to purchase up to 1,200 shares of Class A common stock over the Period.  Mr. Goldwater currently owns of record and beneficially 14,000 shares of the Company’s Class A common stock.  If he completes all planned purchases under the trading plan, he will increase his record and beneficial ownership of Class A common stock to 15,200 shares.

The transactions under the Rule 10b5-1 plans will be disclosed publicly through required  Form 4 filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL CINEMA DESTINATIONS CORP. (Registrant)

Date: July 1, 2013	By:	/s/ Brian Pflug
	Name:	Brian Pflug
	Title:	Chief Financial Officer and Principal Accounting Officer